UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)   March 5, 2003

                       TOYS “R” US, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11609	22-3260693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

461 From Road, Paramus, New Jersey	07652
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (201) 262-7800

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits
99.1	Press release of Toys “R” Us, Inc. dated March 5, 2003.

Item 9.	Regulation FD Disclosure

On March 5, 2003, Toys “R” Us, Inc. (the “company”) issued a press release announcing the company’s financial results for its fiscal year ended February 1, 2003.  A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

DATE March 5, 2003	BY /s/ Louis Lipschitz
Louis Lipschitz
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press release of Toys “R” Us, Inc. dated March 5, 2003.